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                                                                 Exhibit 10.1(a)

                     FIRST AMENDMENT TO THE CREDIT AGREEMENT

      FIRST AMENDMENT, dated as of March 19, 2003 (the "Amendment"), to the Credit Agreement, dated as of January 31, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among VIASYSTEMS GROUP, INC., a Delaware corporation ("Holdings"), VIASYSTEMS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

      WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

      WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement, as more fully described herein; and

      WHEREAS, the Lenders are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

      NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

      1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

      2. Amendment to Subsection 1.1. (a) The definition of "Consolidated Total Debt" contained in subsection 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Consolidated Total Debt": at a particular date, with respect to the Borrower, the aggregate principal amount of Indebtedness under this Agreement, Financing Leases, purchase money Indebtedness, and any other Indebtedness for borrowed money of the Borrower and its Subsidiaries at such date in conformity with GAAP, including unreimbursed drawings in respect of Revolving Letters of Credit but excluding undrawn letters of credit and Specified Indebtedness; provided that, for purposes of calculating Consolidated Total Debt for the fourth quarter of 2002 in connection with the determination of compliance with the covenants set forth in subsection 11.1(b) for such period, Consolidated Total Debt shall be calculated after giving pro forma effect to the transactions contemplated pursuant to the Reorganization Plan.

            (b) the definition of "Interest Coverage Ratio" contained in subsection 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Interest Coverage Ratio": for any period, with respect to the Borrower, the ratio of (a) Consolidated EBITDA to (b) consolidated cash interest expense (including any such cash

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interest expense in respect of Indebtedness under Financing Leases and purchase money Indebtedness permitted under subsection 11.2(e), but excluding cash interest expense in respect of Specified Indebtedness) of the Borrower and its Subsidiaries net of cash interest income (such consolidated cash interest expense to include fees payable on account of letters of credit and banker's acceptances but to exclude amortization of debt discount (including discount of liabilities and reserves established under Accounting Principles Board Opinion No. 16 as in effect on the date hereof) and costs of issuance); provided that, for purposes of calculating the Interest Coverage Ratio for any period in connection with the determination of compliance with the covenants set forth in subsection 11.1(a) for such period, item (b) above shall be calculated after giving pro forma effect to the transactions contemplated pursuant to the Reorganization Plan.

      3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the date (the "Effective Date") when the following conditions are satisfied:

            (a) Amendment to Credit Agreement. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings and the Borrower;

            (b) Lender Consent Letters. The Administrative Agent shall have received Lender Consent Letters (or facsimile transmissions thereof) in the form of Exhibit A, duly executed and delivered by the Required Lenders consenting to the execution of this Amendment by the Administrative Agent;

            (c) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated herein; and

            (d) Representations and Warranties. Each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

      4. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Credit Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

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      5. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      6. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      7. Integration. This Amendment and the other Loan Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

      8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        VIASYSTEMS GROUP, INC.

                                        By: /s/ DAVID M. SINDELAR
                                            ----------------------------
                                            Name:  David M. Sindelar
                                            Title: CEO

                                        VIASYSTEMS, INC.

                                        By: /s/ DAVID M. SINDELAR
                                            ----------------------------
                                            Name:  David M. Sindelar
                                            Title: CEO

                                        JP MORGAN CHASE BANK, as
                                        Administrative Agent

                                        By: /s/ JONATHAN KATZ
                                            ----------------------------
                                            Name:  Jonathan Katz
                                            Title: Vice President
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                                                                       EXHIBIT A

                              LENDER CONSENT LETTER

                        VIASYSTEMS, INC. CREDIT AGREEMENT
                          DATED AS OF JANUARY 31, 2003

To:   JPMorgan Chase Bank, as Administrative Agent
      270 Park Avenue
      New York, New York 10017

Ladies and Gentlemen:

            Reference is made to the Credit Agreement, dated as of January 31, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among Viasystems Group, Inc., Viasystems, Inc. (the "Borrower"), the several banks and other financial institutions from time to time parties thereto and JPMorgan Chase Bank, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are so used as so defined.

            The Borrower has requested certain amendments and modifications to the Credit Agreement on the terms described in the First Amendment with respect to the Credit Agreement in the form attached hereto (the "First Amendment").

            Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the First Amendment.

                                    Very truly yours,

                                    ____________________________________________
                                    (NAME OF LENDER)

                                    By:_________________________________________
                                            Name:
                                            Title:

Dated as of March 19, 2003